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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 20, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                          HONEYWELL INTERNATIONAL INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                        1-8974                       22-2640650
            (State of               (Commission File No.)               (IRS Employer
           Incorporation)                                            Identification No.)

                                101 Columbia Road
                                  P.O. Box 4000
                        Morristown, New Jersey 07962-2497
                            Telephone: (973) 455-2000


          ------------------------------------------------------------
                    (Address of Principal Executive Offices)






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Item 5.  Other Events.

         On July 20, 2001, Honeywell International Inc. issued the following press release:

       Honeywell Sets December 7th As Date For Annual Shareowner Meeting;
                     Announces Shareowner Proposal Deadlines

                  MORRIS TOWNSHIP, New Jersey, July 20, 2001 - Honeywell [NYSE:
         HON] said today it has set December 7, 2001 as the date for its 2001 Annual Shareowner Meeting, to be held at 10:00 a.m. at the company's headquarters in Morris Township, New Jersey. Shareowners of record at the close of business on October 19, 2001 will be entitled to vote at the 2001 Annual Meeting.

                  To be considered for inclusion in the company's proxy materials for the annual meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission, shareowner proposals must be received a reasonable time before the company begins to print and mail its proxy materials. The company has set the deadline for receipt of such proposals as the close of business on September 7, 2001. Proposals submitted thereafter will be opposed as not timely filed.

                  Shareowners intending to present a proposal for consideration at the 2001 Annual Meeting outside the processes of SEC Rule 14a-8 must notify Honeywell on or before the close of business on September 7, 2001. Otherwise the proposal will be considered untimely under the company's by-laws. In addition, the company's proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in the company's proxy materials.

                  Shareowners wishing to submit a shareowner proposal should send it to the Vice President and Secretary; Honeywell International Inc.; 101 Columbia Road; Morris Township, New Jersey 07962.

                  Honeywell is a US$25-billion diversified technology and manufacturing leader, serving customers worldwide with aerospace products and services; control technologies for buildings, homes and industry; automotive products; power generation systems; specialty chemicals; fibers; plastics; and electronic and advanced materials. Honeywell employs







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         approximately 120,000 people in 95 countries and is traded on the New
         York Stock Exchange under the symbol HON, as well as on the London, Chicago and Pacific stock exchanges. It is one of the 30 stocks that make up the Dow Jones Industrial Average and is also a component of the Standard & Poor's 500 Index. Additional information on the company is available on the Internet at www.honeywell.com.


                  This release contains forward-looking statements as defined in
         Section 21E of the Securities Exchange Act of 1934, including statements about future business operations, financial performance and market conditions. Such forward-looking statements involve risks and uncertainties inherent in business forecasts as further described in our filings under the Securities Exchange Act.






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



                                   Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2001


                                    HONEYWELL INTERNATIONAL INC.


                                    By:         /s/ Victor P. Patrick
                                        -------------------------------------
                                        Name: Victor P. Patrick
                                        Title: Vice President and Secretary




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